SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   December 15, 2000
                                                   ---------------------


                           HERSHEY FOODS CORPORATION
--------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                        1-183             23-0691590
--------------------------------------------------------------------------
(State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation)                 File Number)    Identification No.)


     100 Crystal A Drive, Hershey, Pennsylvania                17033
--------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (717) 534-6799
                                                     ---------------------





















                                Page 1 of 3 Pages
                             Exhibit Index - Page 3

                      INFORMATION TO BE INCLUDED IN REPORT



Item 9   Regulation FD Disclosure
         ------------------------

         On December 15, 2000, Hershey Foods Corporation (the "Corporation") announced that the Corporation has completed the purchase of the intense and breath freshener mints and gum businesses of Nabisco, Inc., for $135 million. The press release dated December 15, 2000, announcing the completion of the acquisition, is incorporated herein by reference, and a copy is furnished herewith as Exhibit 99.



                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 15, 2000
        -----------------


                                            HERSHEY FOODS CORPORATION



                                           By /s/Frank Cerminara
                                              ------------------------
                                               Frank Cerminara
                                               Vice President, Chief Financial
                                                 Officer and Treasurer



















                                Page 2 of 3 Pages
                             Exhibit Index - Page 3

                                  Exhibit Index
                                  -------------


Exhibit No.        Description
-----------        -----------


   99 Press release dated December 15, 2000 announcing that Hershey Foods Corporation has completed the purchase of Nabisco's intense and breath freshener mints and gum businesses.




















                                                           Page 3 of 3 Pages
                                                        Exhibit Index - Page 3